UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2011

Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 18, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2011.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Fund’s investments may be denominated in local currency or U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the U.S. Dollar).

The Fund’s class A shares without sales charges outperformed the benchmark for both the six- and 12-month periods ended March 31, 2011. For the six-month reporting period, although performance was negative, exposure to high-yield corporates, an overweight in investment grade corporate, and exposure to bank loans all contributed positively. Security selection within the Fund’s investment grade corporates, particularly its overweight in financials, was positive, as was its underweight in

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

peripheral Europe. The Fund’s yield curve positioning, particularly its underweight in the long end of the U.S. curve as rates rose, contributed positively. Overall, country and currency positioning was also a modest positive. The only notable detractor for the six-month period was the Fund’s underweight in mortgages.

For the 12-month period, an underweight in peripheral Europe and exposure to high-yield corporates and bank loans contributed positively to relative performance. Security selection within the Fund’s investment grade corporates (financial overweight) was also a significant positive. Within the Fund’s country positioning, an overweight in the UK, Canada and the U.S., as well as an underweight in Japan contributed positively. The Fund’s yield curve positioning, with an underweight on the long end of the curve, was a significant positive contributor while overall currency positioning was a modest positive. The only material detractor for the 12-month period was the Fund’s underweight in mortgages.

During both periods, the Fund utilized derivatives, including interest rate swaps to manage the interest rate risk of the Fund. Overall duration positioning of the Fund detracted from relative performance for the six-month period and contributed positively for the 12-month period. The Fund’s use of leverage contributed positively to both periods, as repurchase agreement rates were favorable and proceeds were reinvested into higher-yielding securities.

Market Review and Investment Strategy

Despite a number of shocks during the period—which included rising social unrest in North Africa and the Middle East, and a major earthquake and nuclear crisis in Japan—the global economic expansion remained intact, and risk assets performed well. Positive economic momentum meant that government bond yields generally rose, stocks rallied and the credit markets followed.

For the six-month period ended March 31, 2011, nongovernment securities outperformed Treasuries, led by U.S. high-yield corporates and commercial mortgage-backed securities (CMBS). High-yield performed well, as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, due to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on both of these sectors tightened significantly during the period. Investment grade corporates also outperformed global governments, however, to a lesser extent. Global governments posted the weakest returns, as global economic growth continued to solidify despite recent world events and investors becoming less risk-averse.

During the reporting period, the Global Fixed Income Investment Team (the “Team”) continued to

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

focus its risk-taking in nongovernment sectors, particularly investment-grade corporate bonds. Corporate securities continued to offer relatively attractive valuations along with solid fundamentals. Business confidence is rebounding as the economy recovers, and corporations, particularly in the U.S., have strong balance sheets and ample cash flows to cover their debts. The Team favored U.S. over European corporates, as U.S. balance sheets are much stronger. The Team also continued to reduce spread risk (a measure of exposure to the difference in yield between a duration-matched Treasury and another security for assuming additional risk for that security) during the period, specifically in names it believed reached its valuation target, including some holdings in the banking sector. The Team also maintained its exposure to select vintages of super-senior CMBS, which remain attractively valued.

The Team maintained positions in countries with steeper yield curves and high real rate structures. The Team continued to overweight the UK and maintain its underweight in Japan and the U.S. Due to heightened sovereign risk, the Team is maintaining its peripheral euro-area underweight. As the global economic recovery continued with expectations of risk aversion to abate further, and yields to rise, the Team maintained the average duration of the Fund short of the benchmark. In currencies, the Team continued to identify opportunities in those countries that may benefit from solid momentum in global economic growth. At the end of the reporting period, the Fund held a short position in the euro, paired against long positions in the Norwegian krone and Swedish krona. The Fund also held a long position in the South Korean won paired against a short position in the Japanese Yen.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Global Aggregate Bond Index (hedged to the U.S. Dollar) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Bond Index (hedged to the U.S. Dollar) represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investments in fixed-income securities with lower ratings, commonly known as “junk bonds,” tend to have a higher probability that an issuer will default or fail to meet its payment obligations. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the Portfolio’s overall value. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	-0.37%	5.66%

Class B*	-0.84%	4.93%

Class C	-0.72%	5.03%

Advisor Class**	-0.23%	6.10%

Class R**	-0.47%	5.57%

Class K**	-0.34%	5.85%

Class I**	-0.21%	6.14%

Barclays Capital Global Aggregate Bond Index (hedged to the U.S. Dollar)	-1.83%	2.66%

*     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			3.23%
1 Year	5.66%	1.20%
5 Years	7.37%	6.43%
10 Years	7.70%	7.23%

Class B Shares			2.65%
1 Year	4.93%	1.93%
5 Years	6.62%	6.62%
10 Years(a)	7.20%	7.20%

Class C Shares			2.66%
1 Year	5.03%	4.03%
5 Years	6.60%	6.60%
10 Years	6.93%	6.93%

Advisor Class Shares‡			3.58%
1 Year	6.10%	6.10%
Since Inception†	6.32%	6.32%

Class R Shares‡			3.01%
1 Year	5.57%	5.57%
Since Inception†	5.79%	5.79%

Class K Shares‡			3.47%
1 Year	5.85%	5.85%
Since Inception†	6.08%	6.08%

Class I Shares‡			3.74%
1 Year	6.14%	6.14%
Since Inception†	6.35%	6.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.76%, 1.73%, 0.72%, 1.35%, 1.06% and 0.63% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense 0.98%, 1.68%, 1.67%, 0.66%, 1.15%, 0.90% and 0.63% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2011.

†	Inception date: 11/5/07.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	1.20%
5 Years	6.43%
10 Years	7.23%

Class B Shares
1 Year	1.93%
5 Years	6.62%
10 Years(a)	7.20%

Class C Shares
1 Year	4.03%
5 Years	6.60%
10 Years	6.93%

Advisor Class Shares‡
1 Year	6.10%
Since Inception†	6.32%

Class R Shares‡
1 Year	5.57%
Since Inception†	5.79%

Class K Shares‡
1 Year	5.85%
Since Inception†	6.08%

Class I Shares‡
1 Year	6.14%
Since Inception†	6.35%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2010		Ending Account Value March 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$996.25	$1,020.34	$4.58	$4.63
Class B	$1,000	$1,000	$991.63	$1,016.85	$8.04	$8.15
Class C	$1,000	$1,000	$992.80	$1,016.85	$8.05	$8.15
Advisor Class	$1,000	$1,000	$997.72	$1,021.84	$3.09	$3.13
Class R	$1,000	$1,000	$995.28	$1,019.35	$5.57	$5.64
Class K	$1,000	$1,000	$996.62	$1,020.69	$4.23	$4.28
Class I	$1,000	$1,000	$997.90	$1,021.94	$2.99	$3.02
*	Expenses are equal to the classes’ annualized expense ratios of 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.85% and 0.60%, respectively multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,979.3

*	All data are as of March 31, 2011. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following security types: CMOs, Emerging Markets—Sovereigns, Emerging Markets—Treasuries, Local Governments—Provincial Bonds and Preferred Stocks. “Other” country weightings represent 0.6% or less in the following countries: Australia, Bermuda, Chile, Colombia, Croatia, Denmark, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Luxembourg, Malaysia, Poland, South Korea, Spain, Supranational, Sweden, Switzerland and Ukraine.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 53.5%
Belgium – 1.0%
Belgium Government Bond Series 48 4.00%, 3/28/22	EUR	20,941	$28,926,742

Brazil – 0.5%
Republic of Brazil 12.50%, 1/05/16-1/05/22	BRL	20,945	14,739,626

Canada – 3.5%
Canadian Government Bond 2.00%, 12/01/14	CAD	102,200	103,926,700

France – 6.5%
France Government Bond OAT 3.25%, 4/25/16	EUR	51,202	73,512,603
3.75%, 4/25/21		16,998	24,105,465
5.00%, 10/25/16		61,350	95,474,544

			193,092,612

Germany – 9.2%
Bundesrepublik Deutschland 3.00%, 7/04/20		35,020	48,350,873
3.75%, 1/04/17		18,000	26,716,458
Series 04 3.75%, 1/04/15		8,674	12,909,768
Series 05 3.50%, 1/04/16		127,500	187,669,553

			275,646,652

Mexico – 1.0%
Mexican Bonos Series MI10 9.50%, 12/18/14	MXN	326,520	30,064,480

Netherlands – 7.4%
Netherlands Government Bond 4.00%, 7/15/16	EUR	102,000	152,056,770
4.50%, 7/15/17		35,637	54,336,191
7.50%, 1/15/23		7,871	15,175,856

			221,568,817

New Zealand – 1.5%
New Zealand Government Bond Series 521 6.00%, 5/15/21	NZD	57,140	44,657,676

South Africa – 2.0%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	411,181	60,178,482

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 8.2%
United Kingdom Gilt 4.00%, 9/07/16	GBP	53,213	$90,665,416
4.50%, 3/07/19		8,485	14,611,684
4.75%, 12/07/30		25,745	43,690,167
5.00%, 3/07/18	U.S.$	52,589	93,925,849

			242,893,116

United States – 12.7%
U.S. Treasury Bonds 7.25%, 5/15/16(a)		41,512	51,604,605
7.875%, 2/15/21(a)		27,500	37,881,250
9.25%, 2/15/16(a)		24,334	32,402,230
U.S. Treasury Notes 0.625%, 1/31/13(a)		9,000	8,983,827
1.00%, 7/15/13(a)		31,000	31,048,360
1.25%, 9/30/15		13,000	12,572,417
1.375%, 2/15/13		1,000	1,011,836
1.875%, 10/31/17(a)		30,000	28,333,590
2.125%, 2/29/16(a)		43,000	42,865,625
2.50%, 3/31/15(a)		46,612	47,941,374
2.625%, 12/31/14-11/15/20(a)		86,000	81,781,555
2.75%, 10/31/13		1,070	1,116,394

			377,543,063

Total Governments - Treasuries (cost $1,564,824,762)			1,593,237,966

CORPORATES - INVESTMENT GRADES – 29.4%
Industrial – 15.1%
Basic – 2.2%
Alcoa, Inc. 6.75%, 7/15/18		5,500	6,089,749
Anglo American Capital PLC 9.375%, 4/08/19(b)		4,681	6,237,044
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		4,000	4,057,336
ArcelorMittal 5.375%, 6/01/13		6,895	7,332,922
Commercial Metals Co. 6.50%, 7/15/17		4,000	4,099,820
Dow Chemical Co. (The) 7.375%, 11/01/29		1,615	1,932,780
8.55%, 5/15/19		3,000	3,792,132
International Paper Co. 7.95%, 6/15/18		6,050	7,278,604
Lubrizol Corp. 8.875%, 2/01/19		3,271	4,204,040

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 6.65%, 3/15/18	U.S.$	6,957	$8,098,254
Teck Resources Ltd. 6.00%, 8/15/40		446	449,162
Usiminas Commercial Ltd. 7.25%, 1/18/18(b)		1,600	1,776,000
Vale Overseas Ltd. 6.875%, 11/21/36		9,554	10,173,682

			65,521,525

Capital Goods – 0.8%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)		690	723,164
Owens Corning 6.50%, 12/01/16		9,619	10,473,177
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,221,185
Tyco International Finance SA 8.50%, 1/15/19		4,649	5,997,615

			24,415,141

Communications - Media – 1.5%
BSKYB Finance UK PLC 5.75%, 10/20/17(b)	GBP	3,977	6,816,353
CBS Corp. 5.75%, 4/15/20	U.S.$	440	465,371
8.875%, 5/15/19		7,309	9,177,933
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,649	2,231,440
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,560	1,679,764
RR Donnelley & Sons Co. 6.125%, 1/15/17		4,100	4,261,835
Time Warner Cable, Inc. 7.50%, 4/01/14		4,918	5,637,081
8.25%, 2/14/14		6,030	7,011,129
WPP Finance UK 8.00%, 9/15/14		3,545	4,132,105
Yellow Media, Inc. 5.25%, 2/15/16	CAD	4,094	4,132,554

			45,545,565

Communications - Telecommunications – 2.0%
American Tower Corp. 5.05%, 9/01/20	U.S.$	5,775	5,610,591
AT&T, Inc. 5.60%, 5/15/18		5,475	6,010,860

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bell Canada 5.00%, 2/15/17(b)	CAD	5,900	$6,350,457
British Telecommunications PLC 9.875%, 12/15/30	U.S.$	5,972	8,260,614
Embarq Corp. 7.082%, 6/01/16		9,721	11,054,624
Qwest Corp. 7.625%, 6/15/15		3,715	4,272,250
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,578,587
6.175%, 6/18/14		4,156	4,462,281
United States Cellular Corp. 6.70%, 12/15/33		4,100	3,930,092
Verizon Communications, Inc. 4.60%, 4/01/21		6,908	6,878,427

			60,408,783

Consumer Cyclical - Automotive – 1.1%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	9,010,569
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	U.S.$	4,627	4,957,891
6.80%, 6/15/18(b)		4,000	4,391,216
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)		4,457	4,658,514
Volvo Treasury AB 5.95%, 4/01/15(b)		9,003	9,898,078

			32,916,268

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 7.625%, 4/15/31		5,000	5,767,840
Viacom, Inc. 4.375%, 9/15/14		8,886	9,480,669

			15,248,509

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		2,740	3,142,999

Consumer Non-Cyclical – 1.4%
Ahold Finance USA LLC 6.875%, 5/01/29		5,820	6,376,782
Altria Group, Inc. 9.70%, 11/10/18		5,000	6,575,585
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		10,000	11,874,650
Delhaize Group SA 5.875%, 2/01/14		1,285	1,402,963

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Mills, Inc. 5.20%, 3/17/15	U.S.$	3,224	$3,540,977
Newell Rubbermaid, Inc. 4.70%, 8/15/20		5,245	5,176,338
Reynolds American, Inc. 7.625%, 6/01/16		3,370	4,005,103
Whirlpool Corp. 8.60%, 5/01/14		3,025	3,509,735

			42,462,133

Energy – 2.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		5,546	6,030,637
Apache Corp. 6.90%, 9/15/18		2,950	3,543,537
Hess Corp. 8.125%, 2/15/19		4,447	5,582,546
Marathon Petroleum Corp. 3.50%, 3/01/16(b)		941	943,469
5.125%, 3/01/21(b)		1,667	1,680,308
Nabors Industries, Inc. 9.25%, 1/15/19		3,400	4,285,873
Noble Energy, Inc. 8.25%, 3/01/19		5,000	6,290,535
Noble Holding International Ltd. 4.90%, 8/01/20		515	522,514
Talisman Energy, Inc. 7.75%, 6/01/19		3,400	4,148,632
TNK-BP Finance SA 7.50%, 3/13/13(a)(b)		2,600	2,840,500
7.50%, 7/18/16(b)		5,480	6,137,600
7.875%, 3/13/18(b)		6,620	7,579,900
Valero Energy Corp. 9.375%, 3/15/19		9,985	12,763,716
Weatherford International Ltd./Bermuda 6.00%, 3/15/18		6,250	6,762,031
Williams Cos., Inc. (The) 7.875%, 9/01/21		5,755	7,161,839

			76,273,637

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(b)		6,737	7,208,590
8.50%, 5/30/13(b)		1,767	1,974,622

			9,183,212

Services – 0.4%
Western Union Co. (The) 5.93%, 10/01/16		9,665	10,733,185

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20	U.S.$	1,035	$1,058,058
Motorola, Inc. 6.50%, 9/01/25		12,010	12,637,474
Oracle Corp. 5.75%, 4/15/18		8,987	10,063,499
Xerox Corp. 4.25%, 2/15/15		470	494,745
8.25%, 5/15/14		4,000	4,676,164

			28,929,940

Transportation - Airlines – 0.6%
Southwest Airlines Co. 5.25%, 10/01/14		3,015	3,219,984
5.75%, 12/15/16		4,799	5,190,718
Southwest Airlines Co. 2007-1 Pass Through Trust 6.15%, 8/01/22		7,234	7,921,311

			16,332,013

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,459,456
CSX Corp. 6.25%, 3/15/18		5,000	5,702,955

			7,162,411

Transportation - Services – 0.4%
Asciano Finance Ltd. 3.125%, 9/23/15(b)		5,345	5,148,801
4.625%, 9/23/20(b)		1,501	1,421,601
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,772,933

			11,343,335

			449,618,656

Financial Institutions – 11.4%
Banking – 5.5%
American Express Co. 7.25%, 5/20/14		7,495	8,525,105
Barclays Bank PLC 4.875%, 12/15/14	EUR	3,540	4,301,981
Series 1 5.00%, 9/22/16	U.S.$	10,097	10,704,648
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		8,725	9,267,974
Danske Bank A/S 5.684%, 2/15/17	GBP	3,580	5,140,017
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	3,205	3,388,086

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.50%, 2/15/19	U.S.$	3,490	$4,053,928
HSBC Holdings PLC 6.50%, 9/15/37		11,272	11,494,577
Series 2018 9.875%, 4/08/18	GBP	1,550	2,751,415
Itau Unibanco Holding SA/Cayman Island 6.20%, 4/15/20(b)	U.S.$	4,000	4,107,176
10.50%, 11/23/15(b)	BRL	5,000	3,152,800
JPMorgan Chase Bank NA 4.625%, 5/31/17	EUR	950	1,342,624
Macquarie Group Ltd. 4.875%, 8/10/17(b)	U.S.$	5,705	5,733,713
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	10,822,747
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	9,189,568
6.05%, 5/16/16		2,235	2,362,147
Morgan Stanley 1.422%, 3/01/13(c)	EUR	2,150	3,002,747
5.50%, 7/24/20	U.S.$	3,000	2,997,891
10.09%, 5/03/17(b)	BRL	13,035	7,604,715
National City Bank/Cleveland OH 5.80%, 6/07/17	U.S.$	4,925	5,385,419
NB Capital Trust IV 8.25%, 4/15/27		4,509	4,632,998
Santander Issuances SA Unipersonal Series 23 6.50%, 7/27/19	EUR	5,150	7,353,392
Shinhan Bank 4.125%, 10/04/16(b)	U.S.$	4,290	4,305,500
Societe Generale 2.20%, 9/14/13(b)		7,350	7,329,681
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)		3,490	3,361,484
Union Bank NA 5.95%, 5/11/16		8,694	9,212,215
US Bank NA 6.30%, 2/04/14		4,585	5,103,302
VTB Bank OJSC Via VTB Capital SA 6.875%, 5/29/18(b)		2,936	3,185,560
Wachovia Bank NA 4.875%, 2/01/15		4,080	4,344,494

			164,157,904

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		2,748	2,918,736

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.7%
General Electric Capital Corp. 5.625%, 5/01/18	U.S.$	9,933	$10,738,755
HSBC Finance Corp. 6.676%, 1/15/21(b)		1,894	1,965,944
SLM Corp. 5.05%, 11/14/14		7,746	7,819,029

			20,523,728

Insurance – 4.1%
Aflac, Inc. 3.45%, 8/15/15		1,150	1,154,888
8.50%, 5/15/19		3,400	4,110,161
Allstate Corp. (The) 6.125%, 5/15/37		12,550	12,675,500
American International Group, Inc. 4.25%, 5/15/13		9,460	9,773,476
6.25%, 3/15/37		9,015	8,248,725
CIGNA Corp. 5.125%, 6/15/20		2,185	2,277,609
Coventry Health Care, Inc. 5.95%, 3/15/17		2,175	2,255,908
6.125%, 1/15/15		835	882,108
6.30%, 8/15/14		6,765	7,185,350
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(b)		1,965	1,906,369
Genworth Financial, Inc. 4.95%, 10/01/15		7,020	7,036,644
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)		2,650	3,095,786
Hartford Financial Services Group, Inc. 6.30%, 3/15/18		4,935	5,297,407
Humana, Inc. 6.45%, 6/01/16		442	489,216
7.20%, 6/15/18		8,240	9,365,609
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)		5,310	5,574,236
Lincoln National Corp. 8.75%, 7/01/19		2,958	3,745,597
Markel Corp. 7.125%, 9/30/19		2,166	2,417,037
Marsh & McLennan Cos., Inc. 9.25%, 4/15/19		3,300	4,205,404
MetLife, Inc. 4.75%, 2/08/21		2,840	2,846,475
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		4,645	5,648,798
Principal Financial Group, Inc. 7.875%, 5/15/14		3,660	4,228,577

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Prudential Financial, Inc. 3.875%, 1/14/15	U.S.$	4,628	$4,785,384
Torchmark Corp. 9.25%, 6/15/19		3,400	4,203,641
UnitedHealth Group, Inc. 6.00%, 2/15/18		1,565	1,740,656
WellPoint, Inc. 4.35%, 8/15/20		1,155	1,152,308
5.875%, 6/15/17		865	970,244
7.00%, 2/15/19		4,003	4,744,744
XL Group PLC 5.25%, 9/15/14		1,421	1,496,991

			123,514,848

Other Finance – 0.5%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)		5,499	5,739,467
ORIX Corp. 4.71%, 4/27/15		7,601	7,718,344
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	26,045	921,770

			14,379,581

REITS – 0.5%
Duke Realty LP 6.75%, 3/15/20(a)	U.S.$	2,135	2,379,799
Entertainment Properties Trust 7.75%, 7/15/20(b)		4,389	4,740,120
ERP Operating LP 5.25%, 9/15/14		2,115	2,300,896
HCP, Inc. 5.375%, 2/01/21		4,774	4,821,177

			14,241,992

			339,736,789

Utility – 1.8%
Electric – 1.3%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		7,320	7,466,049
Ameren Energy Generating Co. 6.30%, 4/01/20(a)		4,100	4,030,054
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,869,660
Constellation Energy Group, Inc. 5.15%, 12/01/20		5,995	5,947,825
Integrys Energy Group, Inc. 6.11%, 12/01/66		4,500	4,393,125
Nisource Finance Corp. 6.80%, 1/15/19		7,790	8,911,955

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Teco Finance, Inc. 4.00%, 3/15/16	U.S.$	300	$305,645
5.15%, 3/15/20		2,970	3,076,694
Union Electric Co. 6.70%, 2/01/19		2,019	2,330,005

			38,331,012

Natural Gas – 0.5%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21(b)		1,460	1,431,172
DCP Midstream LLC 5.35%, 3/15/20(b)		1,515	1,574,526
9.75%, 3/15/19(b)		1,910	2,461,807
EQT Corp. 8.125%, 6/01/19		2,806	3,344,791
Sempra Energy 6.50%, 6/01/16		5,700	6,505,404

			15,317,700

			53,648,712

Non Corporate Sectors – 1.1%
Agencies - Not Government Guaranteed – 1.1%
Ecopetrol SA 7.625%, 7/23/19(a)		5,262	6,064,455
Gazprom OAO Via Gaz Capital SA 9.25%, 4/23/19(b)		12,081	15,025,140
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20		10,240	10,563,932

			31,653,527

Total Corporates - Investment Grades (cost $820,972,521)			874,657,684

GOVERNMENTS - SOVEREIGN AGENCIES – 6.0%
Australia – 0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	5,594	9,366,978

Canada – 5.2%
Canada Housing Trust No 1 2.95%, 3/15/15	CAD	76,000	79,308,097
3.15%, 6/15/14-6/15/15		72,200	75,834,069

			155,142,166

United Kingdom – 0.5%
Network Rail Infrastructure Finance PLC 4.875%, 11/27/15	GBP	8,622	15,006,460

Total Governments - Sovereign Agencies (cost $169,695,176)			179,515,604

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 5.6%
Industrial – 4.4%
Basic – 1.5%
Evraz Group SA 8.875%, 4/24/13(b)	U.S.$	3,468	$3,806,130
Georgia-Pacific LLC 5.40%, 11/01/20(b)		2,260	2,231,689
Lyondell Chemical Co. 8.00%, 11/01/17(b)		2,540	2,800,350
11.00%, 5/01/18		373	419,076
Nalco Co. 6.625%, 1/15/19(b)		2,770	2,849,637
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b)		5,485	6,191,194
United States Steel Corp. 6.05%, 6/01/17(a)		8,280	8,538,750
Vedanta Resources PLC 8.75%, 1/15/14(b)		8,139	8,678,209
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	8,799,694

			44,314,729

Capital Goods – 0.5%
Case New Holland, Inc. 7.875%, 12/01/17(b)		3,176	3,529,330
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(b)		675	704,531
7.125%, 3/15/21(b)		667	695,348
Mohawk Industries, Inc. 6.875%, 1/15/16		10,340	11,089,650

			16,018,859

Communications - Media – 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		698	741,625
8.125%, 4/30/20		230	250,125

			991,750

Communications - Telecommunications – 0.6%
Cricket Communications, Inc. 7.75%, 5/15/16		670	711,875
eAccess Ltd. 8.25%, 4/01/18(b)		2,170	2,226,963
Pacnet Ltd. 9.25%, 11/09/15(b)		3,989	4,048,835
Sunrise Communications International SA 7.00%, 12/31/17(b)	EUR	2,165	3,190,967

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(b)	U.S.$	5,000	$5,690,000
Windstream Corp. 7.50%, 4/01/23(b)		2,910	2,866,350

			18,734,990

Consumer Cyclical - Automotive – 0.3%
Ford Motor Co. 7.45%, 7/16/31(a)		4,360	4,720,180
Ford Motor Credit Co. LLC 5.75%, 2/01/21		2,930	2,893,369

			7,613,549

Consumer Cyclical - Other – 0.5%
Wyndham Worldwide Corp. 6.00%, 12/01/16		9,108	9,651,201
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		4,100	4,346,000

			13,997,201

Consumer Cyclical - Retailers – 0.5%
JC Penney Co., Inc. 5.65%, 6/01/20		5,455	5,257,256
Limited Brands, Inc. 6.90%, 7/15/17		5,968	6,400,680
7.60%, 7/15/37		4,675	4,628,250

			16,286,186

Consumer Non-Cyclical – 0.3%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(b)		2,940	2,848,125
HCA, Inc. 8.50%, 4/15/19		365	405,150
Universal Health Services, Inc. 7.125%, 6/30/16		4,365	4,745,794

			7,999,069

Energy – 0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		2,902	2,996,315
Tesoro Corp. 6.50%, 6/01/17		2,367	2,438,010

			5,434,325

Technology – 0.0%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(b)		515	563,925

			131,954,583

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.9%
Electric – 0.9%
Calpine Corp. 7.875%, 7/31/20(b)	U.S.$	4,200	$4,462,500
CMS Energy Corp. 8.75%, 6/15/19		3,338	3,983,659
Duquesne Light Holdings, Inc. 6.40%, 9/15/20(b)		2,930	2,980,909
Edison Mission Energy 7.00%, 5/15/17		4,275	3,430,687
Inkia Energy Ltd. 8.375%, 4/04/21(b)		2,800	2,814,000
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		8,240	8,559,300

			26,231,055

Financial Institutions – 0.3%
Banking – 0.1%
LBG Capital No.1 PLC 8.00%, 6/15/20(b)		4,145	3,958,475

Other Finance – 0.2%
DTEK Finance BV 9.50%, 4/28/15(b)		4,981	5,273,385

			9,231,860

Total Corporates - Non-Investment Grades (cost $159,546,140)			167,417,498

COVERED BONDS – 3.0%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	8,100	10,700,207
Banco Bilbao Vizcaya Argentaria SA 3.25%, 1/24/16		6,000	7,988,569
Bank of Scotland PLC 4.75%, 6/08/22		16,000	22,087,821
BNP Paribas Home Loan Covered Bonds SA 2.20%, 11/02/15(b)	U.S.$	9,054	8,700,948
Cie de Financement Foncier 4.125%, 10/25/17	EUR	10,000	14,247,777
4.25%, 1/29/14		6,025	8,824,503
Danske Bank A/S 4.125%, 11/26/19		2,350	3,351,965
Dexia Kommunalbank Deutschland AG 3.50%, 6/05/14		10,000	14,392,984

Total Covered Bonds (cost $89,928,661)			90,294,774

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 2.3%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	U.S.$	13,875	$14,569,448
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	2,725,440
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	11,455,357
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		5,614	5,945,075
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	6,844,302
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		5,650	5,919,776
Morgan Stanley Capital I Series 2006-IQ12, Class A4 5.332%, 12/15/43		10,000	10,551,351
Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,110	8,506,036
Series 2007-IQ13, Class A4 5.364%, 3/15/44		1,640	1,715,922

			68,232,707

Agency CMBS – 0.3%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,223	9,777,548

Total Commercial Mortgage-Backed Securities (cost $73,634,257)			78,010,255

QUASI-SOVEREIGNS – 2.2%
Quasi-Sovereign Bonds – 2.2%
Chile – 0.2%
Corp Nacional del Cobre de Chile 6.15%, 10/24/36(a)(b)		6,110	6,706,666

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.9%
KazMunayGas National Co. 8.375%, 7/02/13(b)	U.S.$	10,885	$12,068,744
9.125%, 7/02/18(b)		11,100	13,431,000

			25,499,744

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)(b)		9,900	10,522,344

Russia – 0.8%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		5,518	5,781,209
7.75%, 5/29/18(b)		15,732	17,622,986

			23,404,195

Total Quasi-Sovereigns (cost $54,052,377)			66,132,949

BANK LOANS – 1.9%
Industrial – 1.6%
Basic – 0.0%
Ineos US Finance LLC 7.50%, 12/16/13(c)		562	579,485
8.00%, 12/16/14(c)		642	666,075

			1,245,560

Capital Goods – 0.3%
Graphic Packaging International, Inc. 2.99%-3.05%, 5/16/14(c)		1,225	1,220,985
Harbor Freight Tools USA, Inc./Central Purchasing, LLC 6.50%, 12/22/17(c)		7,631	7,697,645
Hawker Beechcraft Acquisition Company LLC 2.25%-2.31%, 3/26/14(c)		158	139,064
2.31%, 3/26/14(c)		10	8,599
Manitowoc Company Inc., The 8.00%, 11/06/14(c)		125	125,224

			9,191,517

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.50%, 7/03/14(c)		1,690	1,617,106
Charter Communications Operating, LLC 2.25%, 3/06/14(c)		782	779,824
Clear Channel Communications, Inc. 3.90%, 1/29/16(c)		408	359,279

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nielsen Finance LLC 2.26%, 8/09/13(c)	U.S.$	24	$24,149
3.76%, 4/01/16(c)		398	396,998
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)		318	209,976
Univision Communications Inc. 4.50%, 3/31/17(c)		1,711	1,668,901
WideOpenWest Finance , LLC 2.76%-4.75%, 6/30/14(c)		978	927,653

			5,983,886

Communications - Telecommunications – 0.3%
Level 3 Financing, Inc. 2.55%, 3/13/14(c)		1,462	1,417,420
LightSquared LP 12.00%, 10/01/14(c)		7,500	7,340,625

			8,758,045

Consumer Cyclical - Automotive – 0.0%
Ford Motor Company 3.01%, 12/15/13(c)		1,115	1,114,182

Consumer Cyclical - Entertainment – 0.1%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(c)		3,130	3,149,217
Las Vegas Sands, LLC 3.00%, 11/23/16(c)		882	860,452

			4,009,669

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.30%-3.31%, 1/28/15(c)		1,595	1,482,111
CityCenter Holdings, LLC 7.50%, 1/21/15(c)		450	454,500
Great Atlantic & Pacific Tea Company, Inc., The 8.75%, 6/14/12(c)		300	303,624

			2,240,235

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 6.25%, 2/23/17(c)		1,000	987,220
Neiman Marcus Group Inc., The 4.31%, 4/06/16(c)		348	348,069

			1,335,289

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
CHS/ Community Health Systems, Inc. 2.56%, 7/25/14(c)	U.S.$	411	$406,150
3.81%, 1/25/17(c)		196	195,783
Grifols Inc. 10/09/15(d)		500	497,500
HCA Inc. 2.56%, 11/18/13(c)		429	426,406
U.S. Foodservice 2.75%-2.76%, 7/03/14(c)		997	969,362

			2,495,201

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		1,489	1,561,088

Other Industrial – 0.0%
Gavilon Group LLC, The 6.00%, 12/06/16(c)		444	445,042

Services – 0.2%
Advantage Sales & Marketing Inc. 5.25%, 12/17/17(c)		1,197	1,197,886
Global Cash Access, Inc. 7.00%, 3/01/16(c)		714	715,179
Sabre Inc. 2.25%-2.30%, 9/30/14(c)		1,397	1,314,633
ServiceMaster Company, (The) 2.75%-2.81%, 7/24/14(c)		1,375	1,348,576
West Corporation 4.55%-4.71%, 7/15/16(c)		734	736,076

			5,312,350

Technology – 0.1%
Avaya Inc. 3.06%, 10/24/14(c)		81	78,375
4.81%, 10/26/17(c)		163	158,438
First Data Corp. 3.00%, 9/24/14(c)		689	659,523
SunGard Data Systems Inc. (Solar Capital Corp.) 2.00%-2.01%, 2/28/14(c)		40	39,744
3.91%-3.94%, 2/28/16(c)		657	657,877

			1,593,957

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 3.51%, 4/30/14(c)		981	974,646

Transportation - Services – 0.0%
Swift Transportation Co., LLC 6.00%, 12/21/16(c)		491	492,997

			46,753,664

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Finance – 0.2%
CIT Group, Inc. 6.25%, 8/11/15(c)	U.S.$	1,719	$1,745,267
iStar Financial Inc. 7.00%, 6/30/14(c)		3,000	2,994,180

			4,739,447

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation) 3.26%-3.31%, 7/03/14(c)		1,084	1,073,564

			5,813,011

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)		538	530,434
4.81%, 5/01/14(c)		1,750	1,653,750
Texas Competitive Electric Holdings Company, LLC (TXU) 3.75%-3.80%, 10/10/14(c)		2,421	2,035,553

			4,219,737

Total Bank Loans (cost $55,195,807)			56,786,412

GOVERNMENTS - SOVEREIGN BONDS – 1.5%
Croatia – 0.2%
Republic of Croatia 6.375%, 3/24/21(b)		5,340	5,358,690

Hungary – 0.5%
Hungary Government International Bond 6.375%, 3/29/21		15,000	15,093,758

Poland – 0.4%
Poland Government International Bond 3.875%, 7/16/15		6,977	7,038,049
4.675%, 10/15/19	EUR	2,050	2,919,786
6.375%, 7/15/19(a)	U.S.$	2,910	3,219,188

			13,177,023

Russia – 0.4%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		8,910	10,410,751

Total Governments - Sovereign Bonds (cost $42,579,182)			44,040,222

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 1.5%
Agency Fixed Rate 30-Year – 1.5%
Federal National Mortgage Association 6.00%, 11/01/37-6/01/38 (cost $43,037,804)	U.S.$	39,870	$43,365,166

INFLATION-LINKED SECURITIES – 1.4%
United Kingdom – 1.4%
United Kingdom Gilt Inflation Linked Series 8MO 2.50%, 8/16/13 (cost $40,517,840)	GBP	9,216	41,807,063

SUPRANATIONALS – 0.7%
European Investment Bank Zero Coupon, 4/24/13(b)	IDR	27,712,890	2,757,126
7.25%, 2/22/15		24,700,000	2,832,366
Inter-American Development Bank Series RG 9.75%, 5/15/15	GBP	7,757	15,723,181

Total Supranationals (cost $21,638,644)			21,312,673

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.7%
United States – 0.7%
California GO 7.95%, 3/01/36	U.S.$	10,685	11,417,884
Illinois GO 7.35%, 7/01/35		4,440	4,536,792
Texas Transp Comm (Texas St Hwy Fund First Tier) 5.178%, 4/01/30		3,400	3,341,452

Total Local Governments - Municipal Bonds (cost $18,855,768)			19,296,128

EMERGING MARKETS - TREASURIES – 0.4%
Colombia – 0.4%
Republic of Colombia 7.75%, 4/14/21 (cost $9,719,091)	COP	18,074,000	10,511,603

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.2%
Indonesia – 0.2%
Republic of Indonesia 7.75%, 1/17/38(b) (cost $5,345,334)	U.S.$	5,568	$6,625,920

LOCAL GOVERNMENTS - PROVINCIAL BONDS – 0.2%
Canada – 0.2%
Province of Ontario Canada 4.25%, 12/11/13	EUR	925	1,351,355
Province of Quebec Canada 4.25%, 2/27/13		3,525	5,148,991

Total Local Governments - Provincial Bonds (cost $6,246,538)			6,500,346

CMOs – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.669%, 12/25/35 (cost $1,154,014)	U.S.$	1,234	1,218,619

		Shares
PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25% (cost $2,673,750)		106,950	181,815

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.16%(e) (cost $55,919,458)		55,919,458	55,919,458

Total Investments – 112.7% (cost $3,235,537,124)			3,356,832,155
Other assets less liabilities – (12.7%)			(377,521,463)

Net Assets – 100.0%			$2,979,310,692

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Portfolio of Investments

FUTURES CONTRACTS (See Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Bobl Futures	699	June 2011	$113,505,558	$113,495,652	$(9,906)
Japan 10 Yr Bond Futures	50	June 2011	83,412,960	83,884,347	471,387

Sold Contracts
US Long Bond Futures	2,752	June 2011	328,240,507	330,756,000	(2,515,493)
US 10 Yr Note Futures	1,228	June 2011	145,853,784	146,170,375	(316,591)

					$(2,370,603)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.:
Norwegian Krone settling 4/15/11	162,714	$28,413,973	$29,406,461	$992,488
BNP Paribas SA:
New Zealand Dollar settling 4/08/11	41,594	31,114,901	31,728,201	613,300
New Zealand Dollar settling 4/08/11	28,772	21,575,019	21,947,616	372,597
Brown Brothers Harriman & Co.:
Great British Pound settling 4/04/11	8,935	14,316,433	14,334,118	17,685
Great British Pound settling 4/04/11	672	1,080,980	1,077,822	(3,158)
Great British Pound settling 4/04/11	8,498	13,737,408	13,632,957	(104,451)
Great British Pound settling 4/04/11	12,050	19,601,976	19,330,600	(271,376)
Citibank:
Brazilian Real settling 4/04/11	24,490	15,036,510	15,000,131	(36,379)
Deutsche Bank:
Brazilian Real settling 4/04/11	18,276	11,221,152	11,194,004	(27,148)
Great British Pound settling 4/04/11	2,196	3,544,980	3,522,079	(22,901)
Goldman Sachs:
Canadian Dollar settling 5/26/11	31,082	31,861,462	32,023,393	161,931
South African Rand settling 4/14/11	16,961	2,394,908	2,503,618	108,710
Swedish Krona settling 4/15/11	220,536	33,969,963	34,921,793	951,830
HSBC Securities Inc.:
Euro settling 5/12/11	838	1,170,748	1,186,238	15,490
Morgan Stanley & Co., Inc.:
Australian Dollar settling 4/18/11	85,922	86,076,163	88,720,518	2,644,355

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Euro settling 5/12/11	4,642	$6,585,243	$6,573,906	$(11,337)
South Korean Won settling 4/29/11	69,508,968	62,292,394	63,271,999	979,605
Royal Bank of Scotland:
Euro settling 5/12/11	3,321	4,637,084	4,703,065	65,981
Norwegian Krone settling 4/15/11	175,576	29,964,137	31,731,002	1,766,865
South African Rand settling 4/14/11	54,785	7,508,630	8,086,691	578,061
Standard Chartered Bank:
Brazilian Real settling 4/04/11	42,766	26,220,634	26,194,135	(26,499)
Chinese Yuan Renminbi settling 1/13/12	242,761	37,608,177	37,673,801	65,624

Sale Contracts:
Barclays Capital Inc.:
Euro settling 5/12/11	31,483	43,520,583	44,585,594	(1,065,011)
Swedish Krona settling 4/15/11	36,139	5,680,975	5,722,625	(41,650)
Brown Brothers Harriman & Co.:
New Zealand Dollar settling 4/08/11	86,810	66,531,707	66,218,306	313,401
Citibank:
Brazilian Real settling 4/04/11	24,490	14,651,489	15,000,131	(348,642)
Canadian Dollar settling 5/26/11	293,308	298,125,269	302,187,638	(4,062,369)
Credit Suisse First Boston:
Euro settling 5/12/11	42,073	59,131,222	59,582,151	(450,929)
Japanese Yen settling 5/24/11	3,864,907	47,759,125	46,478,499	1,280,626
Deutsche Bank:
Brazilian Real settling 4/04/11	18,276	10,893,420	11,194,004	(300,584)
Great British Pound settling 4/04/11	9,150	14,748,267	14,677,807	70,460
Goldman Sachs:
Euro settling 5/12/11	551,485	767,844,195	780,995,921	(13,151,726)
HSBC Securities Inc.:
Euro settling 5/12/11	6,172	8,753,576	8,741,156	12,420
Mexican Peso settling 4/11/11	16,687	1,381,867	1,402,022	(20,155)
South African Rand settling 4/14/11	371,326	51,288,430	54,810,781	(3,522,351)
Morgan Stanley & Co., Inc.:
Australian Dollar settling 4/18/11	85,256	84,566,367	88,032,547	(3,466,180)
Great British Pound settling 6/09/11	212,683	340,725,033	340,875,774	(150,741)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2011	Unrealized Appreciation/ (Depreciation)
Royal Bank of Scotland:
Great British Pound settling 4/04/11	16,868	$27,118,522	$27,059,049	$59,473
Mexican Peso settling 4/11/11	172,810	14,223,157	14,518,891	(295,734)
Standard Chartered Bank:
Brazilian Real settling 4/04/11	42,766	26,257,662	26,194,135	63,527
Brazilian Real settling 5/03/11	42,766	26,057,674	26,049,738	7,936
Indonesian Rupiah settling 4/18/11	48,412,713	5,548,735	5,561,845	(13,110)
UBS Securities LLC:
Euro settling 5/12/11	6,438	8,936,810	9,117,712	(180,902)
Euro settling 5/12/11	19,127	26,877,550	27,087,527	(209,977)
Great British Pound settling 4/04/11	219,017	350,976,045	351,347,093	(371,048)
South African Rand settling 4/14/11	110,422	15,676,432	16,299,161	(622,729)
Westpac Banking Corporation:
New Zealand Dollar settling 4/08/11	43,541	32,162,087	33,212,711	(1,050,624)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at March 31, 2011
Barclay’s Capital Inc.	(5.00)%*	12/30/11	$3,608,564
Barclay’s Capital Inc.	0.19%	12/30/11	10,868,596
Barclay’s Capital Inc.	0.19%	12/30/11	997,811
HSBC Securities Inc.	0.12%	4/06/11	6,992,135
HSBC Securities Inc.	0.16%	4/06/11	48,019,359
HSBC Securities Inc.	0.16%	4/12/11	66,918,392
HSBC Securities Inc.	0.16%	4/12/11	30,075,401
HSBC Securities Inc.	0.17%	4/11/11	11,369,040
HSBC Securities Inc.	0.17%	4/12/11	28,575,405
HSBC Securities Inc.	0.18%	4/12/11	20,812,812
HSBC Securities Inc.	0.20%	4/05/11	5,105,284
ING Bank Amsterdam	(5.00)%*	12/30/11	507,030
ING Bank Amsterdam	(0.15)%*	12/30/11	1,175,995
ING Bank Amsterdam	0.00%	12/30/11	2,641,200
ING Bank Amsterdam	0.00%	12/30/11	2,113,088
ING Bank Amsterdam	0.10%	12/30/11	1,121,359
ING Bank Amsterdam	0.15%	12/30/11	5,256,257
ING Bank Amsterdam	0.20%	12/30/11	3,227,287
Jefferies & Company, Inc.	0.02%	4/06/11	43,430,386
Jefferies & Company, Inc.	0.12%	5/02/11	30,121,875
Jefferies & Company, Inc.	0.13%	5/02/11	34,856,250
Jefferies & Company, Inc.	0.16%	4/01/11	30,349,707
Jefferies & Company, Inc.	0.18%	4/01/11	35,066,181

			$423,209,414

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $416,961,943.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate market value of these securities amounted to $348,551,387 or 11.7% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2011.

(d)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2011, the market value and unrealized loss of these unsettled loan purchases amounted to $497,500 and $8,496, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: BRL – Brazilian Real

CAD – Canadian Dollar
COP – Colombian Peso
EUR – Euro
GBP – Great British Pound
IDR – Indonesian Rupiah
MXN – Mexican Peso
NZD – New Zealand Dollar
RUB – Russian Ruble
ZAR – South African Rand

Glossary:

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,179,617,666)	$3,300,912,697
Affiliated issuers (cost $55,919,458)	55,919,458
Cash	11,194,536	(a)
Foreign currencies, at value (cost $901,537)	872,844
Receivable for investment securities sold	147,157,613
Dividends and interest receivable	46,096,732
Receivable for capital stock sold	12,812,247
Unrealized appreciation of forward currency exchange contracts	11,142,365

Total assets	3,586,108,492

Liabilities
Payable for reverse repurchase agreements	423,209,414
Payable for investment securities purchased	140,151,356
Unrealized depreciation of forward currency exchange contracts	29,827,711
Payable for capital stock redeemed	7,606,724
Dividends payable	3,256,691
Advisory fee payable	1,170,683
Distribution fee payable	1,042,898
Transfer Agent fee payable	84,014
Payable for variation margin on futures contracts	6,012
Accrued expenses and other liabilities	442,297

Total liabilities	606,797,800

Net Assets	$2,979,310,692

Composition of Net Assets
Capital stock, at par	$358,238
Additional paid-in capital	2,920,638,047
Undistributed net investment income	16,208,983
Accumulated net realized loss on investment and foreign currency transactions	(59,163,206)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	101,268,630

	$2,979,310,692

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,655,177,631	199,124,949	$8.31	*

B	$66,701,567	8,022,436	$8.31

C	$641,579,848	76,942,449	$8.34

Advisor	$583,885,819	70,300,044	$8.31

R	$18,412,609	2,216,233	$8.31

K	$1,202,601	144,750	$8.31

I	$12,350,617	1,486,480	$8.31

*	The maximum offering price per share for Class A shares was $8.68, which reflects a sales charge of 4.25%.

(a)	An amount of $11,084,231 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2011.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2011 (unaudited)

Investment Income
Interest	$69,531,571
Dividends (affiliated issuers)	18,453	$69,550,024

Expenses
Advisory fee (see Note B)	7,285,168
Distribution fee—Class A	2,562,321
Distribution fee—Class B	372,677
Distribution fee—Class C	3,350,959
Distribution fee—Class R	38,154
Distribution fee—Class K	1,557
Transfer agency—Class A	735,388
Transfer agency—Class B	43,259
Transfer agency—Class C	315,190
Transfer agency—Advisor Class	206,543
Transfer agency—Class R	19,840
Transfer agency—Class K	1,246
Transfer agency—Class I	2,375
Custodian	143,978
Registration fees	114,782
Printing	116,316
Administrative	45,000
Audit	35,998
Directors’ fees	25,972
Legal	25,780
Miscellaneous	27,855

Total expenses before interest expense	15,470,358
Interest expense	304,023

Total expenses	15,774,381
Less: expenses waived and reimbursed by the Adviser (see Note B)	(262,689)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(934)

Net expenses		15,510,758

Net investment income		54,039,266

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain(loss) on:
Investment transactions		17,259,335
Swap contracts		1,525,000
Futures contracts		24,008,875
Foreign currency transactions		(70,699,287)
Net change in unrealized appreciation/depreciation of:
Investments		(65,689,304)
Futures contracts		202,555
Foreign currency denominated assets and liabilities		24,224,903

Net loss on investment and foreign currency transactions		(69,167,923)

Net Decrease in Net Assets from Operations		$(15,128,657)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$54,039,266	$99,521,630
Net realized gain (loss) on investment and foreign currency transactions	(27,906,077)	134,243,548
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(41,261,846)	68,516,409

Net increase (decrease) in net assets from operations	(15,128,657)	302,281,587
Dividends to Shareholders from
Net investment income
Class A	(32,219,271)	(62,263,162)
Class B	(1,146,239)	(3,005,950)
Class C	(10,261,619)	(19,767,607)
Advisor Class	(9,766,106)	(13,334,376)
Class R	(274,634)	(261,284)
Class K	(24,002)	(27,741)
Class I	(214,640)	(372,108)
Capital Stock Transactions
Net increase	57,776,148	596,950,547

Total increase (decrease)	(11,259,020)	800,199,906
Net Assets
Beginning of period	2,990,569,712	2,190,369,806

End of period (including undistributed net investment income of $16,208,983 and $16,076,228, respectively)	$2,979,310,692	$2,990,569,712

See notes to financial statements.

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of July 14, 2010 and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period October 1, 2009 through July 14, 2010, the Fund elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). Through July 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2011:

Investments in Securities	Level 1			Level 2		Level 3			Total
Governments – Treasuries	$	– 0	–	$1,593,237,966		$	– 0	–	$1,593,237,966
Corporates – Investment Grades		– 0	–	874,657,684			– 0	–	874,657,684
Governments – Sovereign Agencies		– 0	–	179,515,604			– 0	–	179,515,604
Corporates – Non-Investment Grades		– 0	–	164,603,498			2,814,000		167,417,498
Covered Bonds		– 0	–	90,294,774			– 0	–	90,294,774
Commercial Mortgage-Backed Securities		– 0	–	23,054,340			54,955,915		78,010,255
Quasi-Sovereigns		– 0	–	66,132,949			– 0	–	66,132,949
Bank Loans		– 0	–	– 0	–		56,786,412		56,786,412
Governments – Sovereign Bonds		– 0	–	44,040,222			– 0	–	44,040,222
Mortgage Pass-Thru’s		– 0	–	43,365,166			– 0	–	43,365,166
Inflation-Linked Securities		– 0	–	41,807,063			– 0	–	41,807,063
Supranationals		– 0	–	18,555,547			2,757,126		21,312,673
Local Governments – Municipal Bonds		– 0	–	19,296,128			– 0	–	19,296,128
Emerging Markets – Treasuries		– 0	–	10,511,603			– 0	–	10,511,603
Emerging Markets – Sovereigns		– 0	–	6,625,920			– 0	–	6,625,920
Local Governments – Provincial Bonds		– 0	–	6,500,346			– 0	–	6,500,346
CMOs		– 0	–	– 0	–		1,218,619		1,218,619
Preferred Stocks		181,815		– 0	–		– 0	–	181,815
Short-Term Investments		55,919,458		– 0	–		– 0	–	55,919,458

Total Investments in Securities		56,101,273		3,182,198,810			118,532,072		3,356,832,155
Other Financial Instruments*:
Assets
Futures Contracts		471,387		– 0	–		– 0	–	471,387	†
Forward Currency Exchange Contracts		– 0	–	11,142,365			– 0	–	11,142,365
Liabilities
Futures Contracts		(2,841,990)		– 0	–		– 0	–	(2,841,990	)†
Forward Currency Exchange Contracts		– 0	–	(29,827,711)			– 0	–	(29,827,711)

Total		$53,730,670		$3,163,513,464			$118,532,072		$3,335,776,206

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

†	Only variation margin receivable payble at period and is reported within the statement of assets and liabilities. Cumalative appreciation depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades			Corporates - Non- Investment Grades		Commercial Mortgage- Backed Securities		Bank Loans
Balance as of 9/30/10		$16,584,035		$ – 0	–	$40,690,115		$41,308,030
Accrued discounts/(premiums)		106,667		– 0	–	(6,155)		506,999
Realized gain (loss)		(86,454)		– 0	–	– 0	–	1,172,674
Change in unrealized appreciation/depreciation		383,789		37,268		(195,230)		576,573
Purchases		– 0	–	2,776,732		– 0	–	31,112,643
Sales		(540,242)		– 0	–	– 0	–	(17,890,507)
Transfers into Level 3		– 0	–	– 0	–	14,467,185		– 0	–
Transfers out of Level 3		(16,447,795)		– 0	–	– 0	–	– 0	–

Balance as of 3/31/11	$	– 0	–	$2,814,000		$54,955,915		$56,786,412

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11	$	– 0	–	$37,268		$658,293		$1,549,580

	Supranationals			CMOs				Total
Balance as of 9/30/10	$	– 0	–	$2,107,649				$100,689,829
Accrued discounts/ (premiums)		42,323		3,076				652,910
Realized gain (loss)		– 0	–	61,807				1,148,027
Change in unrealized appreciation/depreciation		(42,583)		(18,308)				741,509
Purchases		2,757,386		– 0	–			36,646,761
Sales		– 0	–	(935,605)				(19,366,354)
Transfers into Level 3		– 0	–	– 0	–			14,467,185
Transfers out of Level 3		– 0	–	– 0	–			(16,447,795)

Balance as of 3/31/11		$2,757,126		$1,218,619				$118,532,072

Net change in unrealized appreciation/depreciation from investments held as of 3/31/11		$(42,583)		$19,799				$2,222,357	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on September 30, 2011 and then may be extended by the Adviser for additional one year terms. For the six months ended March 31, 2011, such reimbursement amounted to $262,689.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2011, such fee amounted to $45,000.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $443,143 for the six months ended March 31, 2011.

For the six months ended March 31, 2011, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $57,133 the sales of Class A shares and received $48,280 $23,403 and $53,264 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2011 is as follows:

Market Value September 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2011 (000)	Dividend Income (000)
$ 17,360	$581,959	$543,400	$55,919	$18

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the six months ended March 31, 2011, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

average daily net assets attributable to Class K shares. Such waiver amounted to $934. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $26,052,671, $11,977,703, $68,994 and $3,572 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2011, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$749,786,431	$619,316,636
U.S. government securities	230,793,046	198,520,137

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$140,936,373
Gross unrealized depreciation	(19,641,342)

Net unrealized appreciation	$121,295,031

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended March 31, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2011, the Fund held futures contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2011, the Fund held interest rate swap contracts for hedging and non-hedging purposes.

At March 31, 2011 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Receivable/Payable for variation margin on futures contracts	$2,370,603	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$11,142,365	Unrealized depreciation of forward currency exchange contracts	29,827,711

Total		$11,142,365		$32,198,314

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

The effect of the derivative instruments on the statement of operations for the six months ended March 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$1,525,000

Interest rate contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	24,008,875	$202,555

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(85,876,247)	24,161,453

Total		$(60,342,372)	$24,364,008

For the six months ended March 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $2,285,717,042 and the average monthly notional amount of futures contracts was $819,123,288. For one month of the six month period, the average monthly notional amount of interest rate swaps contracts was $600,000,000.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Notes to Financial Statements

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2011, the average amount of reverse repurchase agreements outstanding was $322,316,417 and the daily weighted average interest rate was 0.13%.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund will receive an additional funding fee. At March 31, 2011, the Fund had such commitments in the amount of $26,540,750 and received $0 in commitment fees for the period ended March 31, 2011.

5. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010

Class A
Shares sold	27,207,971	73,961,654	$228,916,413	$601,807,487

Shares issued in reinvestment of dividends and distributions	2,597,817	5,042,804	21,805,876	41,083,110

Shares converted from Class B	553,870	1,989,017	4,650,727	16,205,061

Shares redeemed	(36,330,619)	(49,533,378)	(304,900,684)	(404,073,434)

Net increase (decrease)	(5,970,961)	31,460,097	$(49,527,668)	$255,022,224

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Class B
Shares sold	184,688	1,007,404	$1,555,574	$8,228,955

Shares issued in reinvestment of dividends and distributions	95,027	255,612	798,386	2,076,270

Shares converted to Class A	(553,870)	(1,989,017)	(4,650,727)	(16,205,061)

Shares redeemed	(1,223,655)	(2,315,197)	(10,274,460)	(18,889,412)

Net decrease	(1,497,810)	(3,041,198)	$(12,571,227)	$(24,789,248)

Class C
Shares sold	6,481,257	25,255,083	$54,796,979	$206,053,184

Shares issued in reinvestment of dividends and distributions	892,945	1,787,444	7,520,108	14,598,350

Shares redeemed	(10,651,595)	(13,541,300)	(89,592,873)	(110,658,384)

Net increase (decrease)	(3,277,393)	13,501,227	$(27,275,786)	$109,993,150

Advisor Class
Shares sold	30,879,048	43,065,922	$258,649,245	$351,330,370

Shares issued in reinvestment of dividends and distributions	807,444	1,155,808	6,775,257	9,441,674

Shares redeemed	(15,254,515)	(14,737,319)	(127,806,784)	(120,147,171)

Net increase	16,431,977	29,484,411	$137,617,718	$240,624,873

Class R
Shares sold	985,531	1,193,032	$8,271,096	$9,697,881

Shares issued in reinvestment of dividends and distributions	31,545	30,623	264,452	251,028

Shares redeemed	(195,661)	(121,350)	(1,637,926)	(997,972)

Net increase	821,415	1,102,305	$6,897,622	$8,950,937

Class K
Shares sold	15,495	122,908	$129,820	$1,003,104

Shares issued in reinvestment of dividends and distributions	2,826	3,248	23,717	26,653

Shares redeemed	(21,886)	(27,622)	(183,084)	(222,585)

Net increase (decrease)	(3,565)	98,534	$(29,547)	$807,172

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010	Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30, 2010
Class I
Shares sold	585,622	2,840,313	$4,907,266	$23,100,202

Shares issued in reinvestment of dividends and distributions	22,248	33,243	186,747	271,313

Shares redeemed	(289,490)	(2,073,622)	(2,428,977)	(17,030,076)

Net increase	318,380	799,934	$2,665,036	$6,341,439

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price,

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Notes to Financial Statements

and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2011 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2010 and September 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$99,032,228	$133,927,625

Total distributions paid	$99,032,228	$133,927,625

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

As of September 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$16,158,673
Accumulated capital and other losses	(74,904,449	)(a)
Unrealized appreciation/(depreciation)	189,114,415	(b)

Total accumulated earnings/(deficit)	$130,368,639	(c)

(a)

On September 30, 2010, the Fund had a net capital loss carryforward of $34,167,692 of which $25,057,397 expires in the year 2017 and $9,110,295 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund had capital loss carryforwards of $12,599,593 expire. As of September 30, 2010, the Fund had deferred tax straddle losses of $40,736,757.

(b)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the realization for tax purposes of unrealized gains/losses on certain derivative instruments and wash sale deferrals.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable and book to tax differences on defaulted securities.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.50	$ 7.87	$ 7.39	$ 8.07	$ 7.54	$ 7.69

Income From Investment Operations
Net investment income(a)	.16	.32	.40	.42	.40	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	.63	.60	(.70)	.52	(.15)

Net increase (decrease) in net asset value from operations	(.03)	.95	1.00	(.28)	.92	.29

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.32)	(.40)	(.40)	(.39)	(.44)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.32)	(.52)	(.40)	(.39)	(.44)

Net asset value, end of period	$ 8.31	$ 8.50	$ 7.87	$ 7.39	$ 8.07	$ 7.54

Total Return
Total investment return based on net asset value(b)	(0.37)%	12.38%	14.65%	(3.75)%	12.47%	3.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,655,177	$1,744,323	$1,367,036	$1,425,649	$1,071,398	$935,901
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.92	%(e)	.98	%(c)	.93%	1.04	%*	1.80%	1.04	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%(e)	.90	%(c)	.90%	.90%	1.80%	1.04	%(c)
Expenses, before waivers/reimbursements	.93	%(e)	1.02	%(c)	1.00%	1.15%	1.80%	1.04	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.91	%(e)	.95	%(c)	.97%	1.01%	1.05%	1.04	%(c)
Net investment income	3.78	%(e)	3.98	%(c)	5.65%	5.19%	5.09%	5.81	%(c)
Portfolio turnover rate	25%	69%	91%	140%	170%	104%

See footnote summary on page 63.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.51	$ 7.88	$ 7.39	$ 8.07	$ 7.54	$ 7.68

Income From Investment Operations
Net investment income(a)	.13	.27	.35	.36	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	.63	.61	(.70)	.52	(.14)

Net increase (decrease) in net asset value from operations	(.07)	.90	.96	(.34)	.86	.24

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.35)	(.34)	(.33)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.27)	(.47)	(.34)	(.33)	(.38)

Net asset value, end of period	$ 8.31	$ 8.51	$ 7.88	$ 7.39	$ 8.07	$ 7.54

Total Return
Total investment return based on net asset value(b)	(0.84)%	11.60%	14.01%	(4.44)%	11.65%	3.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,701	$80,989	$98,925	$137,926	$171,078	$277,450
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.68	%(c)	1.63%	1.75	%*	2.53%	1.76	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(e)	1.60	%(c)	1.60%	1.60%	2.53%	1.76	%(c)
Expenses, before waivers/reimbursements	1.67	%(e)	1.76	%(c)	1.73%	1.88%	2.53%	1.76	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%(e)	1.68	%(c)	1.71%	1.73%	1.77%	1.76	%(c)
Net investment income	3.08	%(e)	3.34	%(c)	4.95%	4.52%	4.36%	5.10	%(c)
Portfolio turnover rate	25%	69%	91%	140%	170%	104%

See footnote summary on page 63.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2011 (unaudited)	Year Ended September 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.53	$ 7.90	$ 7.41	$ 8.09	$ 7.56	$ 7.71

Income From Investment Operations
Net investment income(a)	.13	.27	.35	.36	.34	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)	.63	.61	(.70)	.52	(.15)

Net increase (decrease) in net asset value from operations	(.06)	.90	.96	(.34)	.86	.23

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.35)	(.34)	(.33)	(.38)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.27)	(.47)	(.34)	(.33)	(.38)

Net asset value, end of period	$ 8.34	$ 8.53	$ 7.90	$ 7.41	$ 8.09	$ 7.56

Total Return
Total investment return based on net asset value(b)	(0.72)%	11.55%	13.95%	(4.42)%	11.65%	3.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$641,580	$684,415	$526,963	$492,541	$307,616	$256,047
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(e)	1.67	%(c)	1.63%	1.75	%*	2.50%	1.74	%(c)
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.60	%(e)	1.60	%(c)	1.60%	1.60%	2.50%	1.74	%(c)
Expenses, before waivers/reimbursements	1.64	%(e)	1.73	%(c)	1.70%	1.86%	2.50%	1.74	%(c)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.62	%(e)	1.65	%(c)	1.67%	1.71%	1.75%	1.74	%(c)
Net investment income	3.07	%(e)	3.26	%(c)	4.92%	4.46%	4.37%	5.07	%(c)
Portfolio turnover rate	25%	69%	91%	140%	170%	104%

See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,			November 5, 2007(d) to September 30, 2008
			2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.17		.34		.41	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		.64		.62	(.78)

Net increase (decrease) in net asset value from operations	(.02)		.98		1.03	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.17)		(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.31		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	(0.23)%		12.71%		15.10%	(4.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$583,886		$457,794		$191,855	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.62	%(e)	.66	%(c)	.64%	.74	%(e) *
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.60	%(e)	.60	%(c)	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.63	%(e)	.72	%(c)	.69%	.88	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.61	%(e)	.65	%(c)	.65%	.74	%(e)
Net investment income	4.07	%(e)	4.21	%(c)	5.88%	5.37	%(e)
Portfolio turnover rate	25%		69%		91%	140%

See footnote summary on page 63.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,			November 5, 2007(d) to September 30, 2008
			2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.15		.30		.37	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	(.04)		.94		.98	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.31)		(.38)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.15)		(.31)		(.50)	(.35)

Net asset value, end of period	$ 8.31		$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	(0.47)%		12.15%		14.38%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,413		$11,857		$2,302	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%(e)	1.15	%(c)	1.15%	1.24	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.10	%(e)	1.10	%(c)	1.10%	1.10	%(e)
Expenses, before waivers/reimbursements	1.31	%(e)	1.35	%(c)	1.31%	1.48	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.29	%(e)	1.29	%(c)	1.27%	1.34	%(e)
Net investment income	3.61	%(e)	3.66	%(c)	5.35%	4.92	%(e)
Portfolio turnover rate	25%		69%		91%	140%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,			November 5, 2007(d) to September 30, 2008
			2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(a)	.16		.32		.40	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		.64		.61	(.75)

Net increase (decrease) in net asset value from operations	(.03)		.96		1.01	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.33)		(.40)	(.37)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.16)		(.33)		(.52)	(.37)

Net asset value, end of period	$ 8.31		$ 8.50		$ 7.87	$ 7.38

Total Return
Total investment return based on net asset value(b)	(0.34)%		12.46%		14.88%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,203		$1,261		$392	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.90	%(c)	.89%	.99	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.83	%(e)	.85	%(c)	.85%	.85	%(e)
Expenses, before waivers/reimbursements	1.00	%(e)	1.06	%(c)	.98%	1.09	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.98	%(e)	1.01	%(c)	.93%	.95	%(e)
Net investment income	3.86	%(e)	3.88	%(c)	5.63%	5.06	%(e)
Portfolio turnover rate	25%		69%		91%	140%

See footnote summary on page 63.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2011 (unaudited)		Year Ended September 30,			November 5, 2007(d) to September 30, 2008
			2010		2009

Net asset value, beginning of period	$ 8.50		$ 7.87		$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(a)	.17		.34		.36	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.19)		.64		.66	(.83)

Net increase (decrease) in net asset value from operations	(.02)		.98		1.02	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.35)		(.42)	(.39)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	– 0	–

Total dividends and distributions	(.17)		(.35)		(.54)	(.39)

Net asset value, end of period	$ 8.31		$ 8.50		$ 7.87	$ 7.39

Total Return
Total investment return based on net asset value(b)	(0.21)%		12.77%		15.00%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,351		$9,931		$2,897	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.63	%(c)	.60%	.74	%(e)*
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.58	%(e)	.57	%(c)	.54%	.60	%(e)
Expenses, before waivers/reimbursements	.60	%(e)	.63	%(c)	.60%	.77	%(e)
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.58	%(e)	.57	%(c)	.54%	.63	%(e)
Net investment income	4.12	%(e)	4.17	%(c)	5.88%	5.45	%(e)
Portfolio turnover rate	25%		69%		91%	140%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Commencement of distribution.

(e)	Annualized.

*	Revised to include interest expense.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of AllianceBernstein Global Bond Fund, Inc. (“Fund”) was held on November 5, 2010, and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fifth item of business, changes to the Fund’s fundamental policy regarding commodities, an insufficient number of the required outstanding shares were voted in favor of the proposal and, therefore, the proposal was not approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement).

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	218,220,037	8,608,896
Michael J. Downey	218,255,331	8,573,602
William H. Foulk, Jr.	218,075,439	8,753,494
D. James Guzy	218,050,042	8,778,891
Nancy P. Jacklin	218,557,406	8,271,528
Robert M. Keith	218,138,234	8,690,699
Garry L. Moody	218,516,157	8,312,777
Marshall C. Turner, Jr.	218,216,639	8,612,294
Earl D. Weiner	218,217,635	8,611,298

	Voted For	Voted Against	Abstained	Broker Non-Votes
5. Approve the amendment of the Fund’s fundamental policy regarding commodities.	130,971,655	6,210,098	35,872,167	59,223,058

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Fund) on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index (USD hedged) and the Barclays Capital Global Treasury Bond Index (USD hedged) (the “BC Global Treasury Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the BC Global Treasury Index) the since inception period (March 1992 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 3-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 5- and 10-year periods. The Fund outperformed the indices in all periods reviewed. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc. effective November 2007. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund pays a higher fee rate than registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.3 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors noted that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.      2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4 Also shown below are the Fund’s net assets as of September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2010 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,987.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $108,358 (0.006% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written

3	Jones v. Harris at 11.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (03/31/10)	Fiscal Year End
Global Bond Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	0.77% 1.07% 1.80% 1.78% 1.43% 1.02% 0.69%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	73

than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.7

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,987.7	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.253%	0.492%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

8	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

74	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2	0.54%
	Global Bond Fund 3	0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2010 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee
Global Bond Fund, Inc.	Client #1	0.30% of average daily net assets	0.300

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	75

investment companies for similar services by other investment advisers.9 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Bond Fund, Inc.	0.493	0.553	1/6

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”) The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal

9	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

76	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund[16]	0.898	0.994	2/6	1.132	2/22

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

15	Most recently completed fiscal year Class A share total expense ratio.

16	The Fund’s total expense ratio is capped at 0.90%.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	77

indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $120,043, $9,241,081 and $453,589 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $996,180 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $3,884 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

78	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	79

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2010.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	14.63	9.14	8.57	2/6	7/29
3 year	7.79	6.45	6.79	1/6	6/22
5 year	7.83	5.92	5.59	1/6	2/20
10 year	8.36	6.78	7.09	1/6	2/13

22	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

80	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)25 versus its benchmarks.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Fund	14.48	7.69	7.77	8.34	8.75	7.76	0.73	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.12	6.49	5.14	5.80	N/A	6.18	0.68	10
Barclays Capital Global Treasury Index (USD hedged)[28]	5.43	6.09	4.93	5.43	6.66	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010. Benchmark inception is from the nearest month end after Fund’s actual inception date.

27	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

28	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	81

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

82	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Alliancebernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	83

NOTES

84	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0311

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 26, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 26, 2011